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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 27, 1997

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                           EN POINTE TECHNOLOGIES, INC
             (Exact name of registrant as specified in its charter)
                        Commission File Number 000-28052


          Delaware                                Number:  75-2467002
(State or other jurisdiction of                   I.R.S. Employer I. D.
incorporation or organization)


100 N. Sepulveda Blvd., 19th Floor
     El Segundo, California                              90245
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (310) 725-5200
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

The Registrant announced that on May 27, 1997 a majority of its stockholders ratified and adopted a resolution to increase the number of shares of its common stock issuable pursuant to the terms of the Company's 1996 Stock Incentive Plan from 360,000 shares to 960,000 shares.

Exhibits attached:

     99.1     Letter to stockholders dated May 30, 1997
     99.2     Notice to stockholders dated May 29, 1997


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           EN POINTE TECHNOLOGIES, INC.
                           (REGISTRANT)


Date:  June  4, 1997                By:  /s/ Robert A. Mercer
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                                        Robert A. Mercer
                                        Chief Financial Officer and
                                        Assistant Secretary